UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/11/2004

VALASSIS COMMUNICATIONS, INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-10991

DE	38-2760940
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

19975 Victor Parkway
Livonia, MI 48152
(Address of Principal Executive Offices, Including Zip Code)

734-591-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

This amended Form 8-K/A is being filed solely for the purpose of correcting a date disclosed in the Form 8-K that was filed by Valassis Communications, Inc. ("Valassis") yesterday, November 10, 2004, which incorrectly states that Valassis received the letter from the Federal Trade Commission (the "FTC") on November 8, 2004. The letter that Valassis received from the FTC was dated November 8, 2004 but was not received by Valassis until November 9, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC

Date: November 11, 2004.	By:	/s/ Robert L. Recchia
Robert L. Recchia
Executive Vice President and Chief Financial Officer